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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
AllQuest.com Corporation


We consent to the use of our report included herein on the financial statements of Allied Mortgage Capital Corporation and to the reference to our firm under the heading "Experts" in the prospectus.




                                                  KPMG LLP


Houston, Texas
September 28, 1999